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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

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
               Delaware                               333-106925                            74-2440850
----------------------------------------      ------------------------               ---------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)

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        745 Seventh Avenue, 7th Floor
             New York, New York                              10019
--------------------------------------------             ------------
  (Address of principal executive offices)                (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $641,975,100 in aggregate principal amount Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-AX, Class 2-PAX, Class 3-A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-31A on September 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated September 29, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-AX, Class 2-PAX, Class 3-A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $646,507,394.92 as of September 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

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
               1.1     Terms Agreement, dated September 26, 2003, between Structured Asset
                       Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                       Underwriter.

               4.1     Trust Agreement, dated as of September 1, 2003, among Structured
                       Asset Securities Corporation, as Depositor,  Aurora Loan Services
                       Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

               99.1    Mortgage Loan Sale and Assignment Agreement, dated as of September 1,
                       2003, between Lehman Brothers Holdings Inc., as Seller and Structured
                       Asset Securities Corporation, as Purchaser.

               99.2    Servicing Agreement, dated as of September 1, 2003, between Lehman
                       Brothers Holdings Inc. and Aurora Loan Services Inc.

               99.3    Transfer Notice, dated as of September 1, 2003, between Colonial
                       Savings, F.A. and Lehman Brothers Holdings Inc.

               99.4    Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                       Colonial Savings, F.A.

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
                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By:      /s/ Michael C. Hitzmann
                                               ----------------------------
                                      Name:    Michael C. Hitzmann
                                      Title:   Vice President

Date:  October 15, 2003

                                  EXHIBIT INDEX

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Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated September 26, 2003, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Holdings Inc., as
                          the Underwriter.

4.1                       Trust Agreement, dated as of September 1, 2003, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of September 1,
                          2003, between Lehman Brothers Holdings Inc., as Seller and Structured
                          Asset Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of September 1, 2003, between Lehman
                          Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3                      Transfer Notice, dated as of September 1, 2003, between Colonial Savings,
                          F.A. and Lehman Brothers Holdings Inc.

99.4                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.





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